SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  September 7, 1995

                      INVG Mortgage Securities Corp.
           -----------------------------------------------------
          (Exact name of Registrant as specified in its Charter)

     Maryland                     0-14447                    13-3397560
-----------------              -------------            ------------------
(State or other                (Commission                (IRS Employer
 jurisdiction of                File Number)            Identification No.)
  incorporation)

         Meadow Wood Crown Plaza, 1575 Delucchi Lane, Suite 115-20
                           Reno, Nevada    89502
--------------------------------------------------------------------------
           (Address of principal executive offices and Zip Code)


     Registrant's telephone number, including area code (702) 828-5405

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

   (a) On September 7, 1995, the Board of Directors of Registrant appointed Coopers & Lybrand LLP as independent auditors of Registrant for the fiscal year ending December 31, 1995, subject to confirmation by the shareholders of Registrant. See the Current Report of Registrant on Form 8-K for August 17, 1995 which reported the dismissal of Registrant's previous independent auditors.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INVG Mortgage Securities Corp.

Date:  October 13, 1995              By:  /s/ Robert E. Greeley
      -------------------                -------------------------------
                                              Robert E. Greeley
                                              Chairman